SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 3, 1996
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     The Metropolitan Fund: Dover Pension Investors - 1986
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        (Exact name of registrant as specified in its charter)


 Pennsylvania                   299171                     51-0283765
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(State or other        (Commission File Number)       (I.R.S. Employer
jurisdiction of                                        Identification
incorporation)                                         No.)

Suite 500, 1521 Locust Street, Philadelphia, Pennsylvania 19102
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    (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code      (215) 735-5001
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  (Former name or former address, if changed since last Report.)
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Item 1:  Changes in Control of Registrant

        On October 3, 1996, the City of Philadelphia Municipal Pension Fund and the Philadelphia Gas Works Retirement Reserve Fund sold all of their right, title and interest in 5,000 partnership interests and 2,000 partnership interests respectively (collectively the "Partnership Interests") in the Registrant to Resource Properties XXV, Inc. The Partnership Interests constitute 81.5% of the Registrant's outstanding partnership interests. The transfer of the Partnership Interests is subject to the approval of the general partner of Registrant, pursuant to Registrant's partnership agreement.

        The purchase price paid by Resource Properties XXV, Inc., was $3,500,000.00 and was derived from corporate funds.

                               SIGNATURES

        Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 31, 1996   Metropolitan Fund: Dover Pension Investors - 1986, a
                          Pennsylvania limited partnership

                          By:  Dover 1986 Advisors, its general partner

                               By:  DHP, Inc., a general partner

                                    By:  /s/ Donna M. Zanghi
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                                         Donna M. Zanghi
                                         Treasurer/Secretary